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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ----------------
                                  FORM 8-K
                              ----------------


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                     ----------------------------------

                             NOVEMBER 22, 2005
                               Date of Report

                             NOVEMBER 17, 2005
                      Date of Earliest Event Reported
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                        IMPSAT Fiber Networks, Inc.
           (Exact name of registrant as specified in its charter)

          DELAWARE                    000-29085                 52-1910372
      (State or other         (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                       Identification No.)
      incorporation or
       organization)

                      ELIVRA RAWSON DE DELLEPIANE 150
                              PISO 8, C1107BCA
                          BUENOS AIRES, ARGENTINA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (ZIP CODE)
                              (5411) 5170-0000
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 17, 2005, the Board of Directors of IMPSAT Fiber Networks, Inc. (the "Company") granted Morgan Stanley & Co. Incorporated ("Morgan Stanley") options to acquire the common stock of the Company in recognition of James E. Bolin's service as a Director of the Company, and authorized the Compensation Committee of the Board of Directors to grant Mr. Eric Koza options to acquire the common stock of the Company in recognition of his service as a Director of the Company. The Compensation Committee approved the grant of options to Mr. Koza on November 17, 2005. The options granted to Mr. Koza were granted pursuant to the Company's 2003 Stock Incentive Plan.

Mr. Koza and Morgan Stanley were granted options to acquire the common stock of the Company in the amounts and at the exercise prices set forth below:

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Eric Koza                             (A) 32,546 shares at a per-share option
                                      exercise price of $7.05

                                      (B) 10,000 shares at a per-share option
                                      exercise price of $15.00

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Morgan Stanley & Co. Incorporated.    (A) 32,546 shares at a per-share option
                                      exercise price of $7.05

                                      (B) 10,000 shares at a per-share option
                                      exercise price of $15.00

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The options granted at a per-share option exercise price of $7.05 are exercisable from the date granted until the earlier of (i) the date on which the Director's service is terminated by reason of Cause; (ii) 30 days after the Director terminates such service by reason of resignation; (iii) 180 days after the termination of the Director's service by reason of retirement, death or disability; (iv) 180 days after the date the Director's service is terminated for a reason other than for cause; or (v) September 30, 2012. The options granted at a per-share option exercise price of $15.00 are exercisable from the date granted until the earlier of
(i) the date on which the Director's service is terminated by reason of Cause; (ii) 30 days after the Director terminates such service by reason of resignation; (iii) 180 days after the termination of the Director's service by reason of retirement, death or disability; (iv) 180 days after the date the Director's service is terminated for a reason other than for cause; or
(v) May 19, 2011.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  November 22, 2005

                                          IMPSAT FIBER NETWORKS, INC.
                                          (Registrant)


                                          By:  /s/ Hector Alonso
                                              ------------------------------
                                                  Hector Alonso
                                                  Executive Vice President
                                                  and Chief Financial Officer